EXHIBIT 15

                               POWER OF ATTORNEY




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                                POWER OF ATTORNEY

         We, the undersigned directors and officers of Indianapolis Life Insurance Company, a stock life insurance company organized under the laws of Indiana, hereby constitute and appoint each of Jeananne M. Celander, Joseph K. Haggerty, and James A. Smallenberger as our true and lawful attorney, each with full power to him or her to sign for us and in our names and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering ILICO Separate Account 1, established on November 1, 1994 as a unit investment trust under the Investment Company Act of 1940, as amended, and the variable annuity contracts issued by said separate account under the Securities Act of 1933, as amended, and any and all amendments thereto, hereby ratifying and confirming our signatures as it may be signed by our said attorney to said Registration Statements and any and all amendments thereto.

                  Witness my hand on the date set forth below.

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                    SIGNATURES                                        TITLE                            DATE
                    ----------                                        -----                            ----

/s/Roger K. Brooks                                            Chairman of the Board                June 23, 2003
-------------------------------------------------
                  Roger K. Brooks

/s/Gary R. McPhail                                     President, Chief Executive Officer,         June 23, 2003
-------------------------------------------------                 and Director
                  Gary R. McPhail

/s/Victor N. Daley                                         Vice President and Director             June 23, 2003
-------------------------------------------------
                  Victor N. Daley

/s/Thomas C. Godlasky                                      Vice President and Director             June 23, 2003
-------------------------------------------------
                Thomas C. Godlasky

/s/Melinda S. Urion                                                 Director                       June 23, 2003
-------------------------------------------------
                 Melinda S. Urion

/s/Lisa P. Foxworthy-Parker                               Vice President, Treasurer and            June 23, 2003
-------------------------------------------------           Assistant to the Chairman
             Lisa P. Foxworthy-Parker                     (Principal Financial Officer)

                                                      Vice President, Statutory Accounting         June 23, 2003
/s/Rebecca K. Rissen                                                   and
-------------------------------------------------              Assistant Secretary
                 Rebecca K. Rissen                       (Principal Accounting Officer)
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